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                                                                    Exhibit 23.3
                                                                    ------------

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Nabi of our report dated March 26, 1999 relating to the financial statements and financial statement schedules which appears in Nabi's Annual Report on Form 10-K for the year ended December 31, 1999.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Miami, Florida
June 7, 2000